Transamerica ProFund UltraBear VP
Summary Prospectus
May 1, 2013
Class	Initial & Service
& Ticker	Not Applicable
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at http://www.transamericaseriestrust.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2013, and statement of additional information, dated May 1, 2013, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2012, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Standard & Poor’s 500® Index (the “Index”). The portfolio does not seek to achieve its stated objective over a period of time greater than a single day.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.85%	0.85%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Recaptured expense[a]	0.02%	0.02%
All other expenses	0.10%	0.10%
Total annual fund operating expenses	0.97%	1.22%

a	Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2014, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.98%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized portfolio operating expenses are less than the cap.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	1 year	3 years	5 years	10 years
Initial	$ 99	$ 341	$ 602	$ 1,350
Service	$ 124	$ 387	$ 670	$ 1,477

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 0% of the average value of its portfolio.
Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio turnover rate.
Principal Investment Strategies: The portfolio invests in derivatives that the portfolio’s sub-adviser, ProFund Advisors LLC (the “sub-adviser”), believes should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Standard & Poor's 500® Index (the “Index”). Cash balances arising from the use of derivatives will typically be held in money market instruments.
•	Derivatives – The portfolio invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
•	Swap Agreements – Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “ swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.
•	Futures Contracts – A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.
•	Money Market Instruments – The portfolio invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.
The sub-adviser uses a mathematical approach to investing. Using this approach, the sub-adviser determines the type, quantity and mix of investment positions that the portfolio should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The portfolio may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index, and may invest in securities of financial instruments not contained in the Index. The sub-adviser does not invest the assets of the portfolio in securities or derivatives based on the sub-adviser’s view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction. The portfolio seeks investment results for a single day only as calculated from NAV to NAV, not for longer periods.
At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to the Index is consistent with the portfolio’s investment objective. The Index’s movements during the day will affect whether the portfolio’s holdings need to be re-positioned. For example, if the Index has risen on a given day, net assets of the portfolio should fall. As a result, inverse exposure will need to be decreased. Conversely, if the portfolio’s Index has fallen on a given day, net assets of the portfolio should rise. As a result, inverse exposure will need to be increased.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the portfolio for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. The portfolio will lose money when the level of the Index is flat over time, and it is possible that the portfolio will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.
The portfolio will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.
The portfolio is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.
•	Active Investor – The portfolio permits short-term trading of its securities. A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the portfolio. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses.
•	CFTC Regulation – The Investment Adviser has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment adviser to the portfolio. However, as a result of proposed rulemaking by the Commodity Futures Trading Commission (“CFTC”) that has not yet been adopted, the Investment Adviser is not yet subject to CFTC recordkeeping, reporting and disclosure requirements with respect to the portfolio, and therefore the impact of these requirements remains uncertain. When the Investment Adviser becomes subject to these requirements, as well as related National Futures Association rules, the portfolio may incur additional compliance and other expenses.
•	Compounding – As a result of mathematical compounding and because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases.
Portfolio performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other portfolio expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on portfolio performance. The chart shows estimated portfolio returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes; (a) no dividends paid with respect to securities included in the Index; (b) no portfolio expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If portfolio expenses and/or actual borrowing/lending rates were reflected, the portfolio’s performance would be lower than shown.
Areas shaded darker represent those scenarios where the portfolio can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than a single day, the portfolio will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.
Estimated Portfolio Returns
Performance		Volatility Rate
One Year Index	-2x One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’ s annualized historical volatility rate for the five year period ended January 31, 2013 was 26.19%. The Index’s annualized performance for the five year period ended January 31, 2013 was 3.97%. The Index’s highest January to January volatility rate over the five year period was 41.95%.
Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.
•	Correlation – A number of factors may affect the portfolio’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the portfolio will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the portfolio from achieving its investment objective. In order to achieve a high degree of inverse correlation with the Index, the portfolio seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the portfolio from achieving a high degree of inverse correlation with the Index daily. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the portfolio’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the portfolio will be perfectly exposed (i.e., -2x) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.
A number of other factors may also adversely affect the portfolio’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the portfolio invests. The portfolio may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the portfolio may invest in securities or financial instruments not included in the Index. The portfolio may be subject to large movements of assets into and out of the portfolio, potentially resulting in the portfolio being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the portfolio’s ability to meet its investment objective on or around that day.
•	Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Early Close/Late Close/Trading Halt – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
•	Equity and Market – The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease. As a portfolio seeking investment results that correspond to twice the inverse (-2x) of the Index, the portfolio’s performance will generally decrease when market conditions cause the level of the Index to rise.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Industry Concentration – The portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry subjects the portfolio to the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
•	Inverse Correlation – Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional funds.
•	Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments that have a leveraging effect on the portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had, potentially resulting in the loss of all assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Further, because the portfolio includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the date could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the portfolio, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.
•	Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
•	Manager – The sub-adviser to the portfolio actively manages the portfolio’s investments. Consequently, the portfolio is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results. This could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the portfolio's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.
•	Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Portfolio Turnover – Daily rebalancing of portfolio holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. High levels of transactions increase portfolio brokerage costs and may result in increased taxable capital gains.
•	Short Sale Exposure – The portfolio may seek short exposure through financial instruments such as swap agreements, which may cause the portfolio to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the portfolio’s return, result in a loss, have the effect of limiting the portfolio’s ability to obtain short exposure through financial instruments such as swap agreements, or require the portfolio to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the portfolio may be unable to meet its investment objective (e.g., due to a lack of a counterparty or counterparties). Obtaining short exposure through these instruments may be considered an aggressive investment technique.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower. Absent any limitation of the portfolio’s expenses, total returns would be lower. Index returns are since the inception of the class.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com or by calling 1-888-233-4339.
Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	06/30/2010	25.98%
Worst Quarter:	12/31/2011	-23.27%

Average Annual Total Returns (periods ended December 31, 2012)
	1 Year	Since Inception	Inception Date
Service Class	-29.43%	-32.62%	05/01/2009
Standard & Poor's 500® Index (reflects no deduction for fees, expenses, or taxes)	16.00%	16.63%

Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	ProFund Advisors LLC
Portfolio Manager:
Hratch Najarian, Senior Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2014. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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